SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 14, 2002
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

           DELAWARE                                       04-3483032
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
                         (Registrant's telephone number,
                              including area code)
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Item 5.           Other Events and Regulation FD Disclosure


On November 14, 2002, Moody's Investors Services announced that it lowered John Hancock Financial Services, Inc.'s senior unsecured debt and issuer ratings from A2 to A3, and its short-term rating from Prime-1 to Prime-2. In addition, Moody's lowered the insurance financial strength rating for John Hancock Life Insurance Company ("JHLICO") from Aa2 to Aa3, and lowered JHLICO's senior debt rating from Aa3 to A1 and its surplus note rating from A1 to A2. The rating outlooks are stable. JHLICO is a direct, wholly owned subsidiary of John Hancock Financial Services, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     JOHN HANCOCK FINANCIAL SERVICES, INC.



Date:     November 15, 2002          By:    /s/ Thomas E. Moloney
                                            -----------------------------------
                                            Thomas E. Moloney
                                            Senior Executive Vice President and
                                            Chief Financial Officer